UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2006
LANDEC CORPORATION
(Exact name of registrant as specified in its charter)
California
(State or other jurisdiction of incorporation or organization)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)
3603 Haven Avenue, Menlo Park, California 94025
(Address of principal executive offices and zip code)
(650) 306-1650
(Registrant’s telephone number,
including area code)
Not Applicable
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01. Acquisition or Disposition of Assets
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.70
EXHIBIT 10.71
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01	Entry into a Material Definitive Agreement.
     On December 1, 2006, Landec Ag, Inc. (“Landec Ag”), a subsidiary of Landec Corporation (“Landec”), sold 100% of the outstanding capital stock of its wholly-owned subsidiary, FCD Holding Company (“FCD”), to American Seeds, Inc., a wholly-owned subsidiary of Monsanto Company (“ASI”), pursuant to a Stock Purchase Agreement by and among Landec, Landec Ag and ASI dated as of December 1, 2006 (the “Stock Purchase Agreement”). Pursuant to the Stock Purchase Agreement, ASI paid $50,000,000 to Landec Ag upon the closing of the transactions contemplated by the Stock Purchase Agreement and is obligated to pay Landec Ag up to an additional $5,000,000 (the “Earn-Out Amount”) if FCD meets certain gross margin targets for the period from June 1, 2006 through May 31, 2007. Prior to December 1, 2006, Landec Ag had transferred the business, assets and liabilities related to its row-crop seed business (including the businesses relating to its Fielder’s Choice Direct® and Heartland Hybrids® brands) to FCD. The Stock Purchase Agreement provides that the transaction will be treated as an asset sale under Section 338(h)(10) of the Internal Revenue Code.
     In connection with the transactions consummated pursuant to the Stock Purchase Agreement, each of Landec and Landec Ag have agreed, for a period of five (5) years, other than for the benefit of ASI, not to engage in any business in the United States or Canada that competes with the business of FCD as conducted immediately prior to the consummation of the transactions. Each of Landec and Landec Ag have also agreed not to solicit customers or employees, consultants or agents of FCD and to maintain the confidentiality of information relating to FCD. The Stock Purchase Agreement also provides for indemnification obligations on behalf of the parties with respect to their representations, warranties and agreements made pursuant to the Stock Purchase Agreement.
     The foregoing is a summary of the terms of the Stock Purchase Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 10.70.
     Landec has also entered into a License, Supply and R&D Agreement (the “License Agreement”) dated as of December 1, 2006 among Landec, Landec Ag and Monsanto Company (“Monsanto”), pursuant to which Landec and Landec Ag have granted a five-year co-exclusive license to Monsanto to use Landec’s Intellicoat® Seed Coating Technology. Pursuant to the License Agreement, Monsanto has agreed to pay a total of $12,500,000 to Landec Ag over five years for such rights and has the right, at any time over the next five years, to purchase all of Landec Ag’s outstanding shares of capital stock for an additional $8,000,000. If Monsanto does not exercise its right to purchase all of Landec Ag’s outstanding shares, or if Monsanto terminates the License Agreement at any time prior to the end of its term, Monsanto will pay to Landec Ag a termination fee in the amount of $4,000,000 and all rights to the Intellicoat® Seed Coating Technology will revert back to Landec and Landec Ag. Monsanto has also agreed to pay Landec Ag a total of $500,000 over five years for the manufacture and supply of polymer, a necessary component of the Intellicoat® technology.
     The foregoing is a summary of the terms of the License Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement, a copy of which is attached hereto as Exhibit 10.71.
     In addition, Landec approved the merger of Landec Merger Corporation, which owned in excess of 90% of the capital stock of Landec Ag, with and into Landec Ag with the result that Landec now owns 100% of the outstanding shares of Landec Ag. As a result of the merger, all previously outstanding shares of common stock of Landec Ag (other than shares held by Landec

Merger Corporation) and options to purchase shares of common stock of Landec Ag have been converted into the right to receive $5.62 per share (net of the applicable exercise price in the case of options) for an aggregate price of approximately $7.3 million and a pro rata portion of any Earn-Out Amount paid to Landec Ag by ASI pursuant to the Stock Purchase Agreement.

Item 2.01.	Acquisition or Disposition of Assets
     The information in item 1.01 above describing the Stock Purchase Agreement and the transactions consummated thereby is hereby incorporated into this item 2.01.

Item 8.01.	Other Events.
     On December 4, 2006, Landec issued a press release announcing that it had entered into the Stock Purchase Agreement and the License Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
     (b) Pro Forma Financial Information.
     The unaudited pro forma consolidated financial statements, including the statements of operations for the year ended May 28, 2006 and quarter ended August 27, 2006, and the balance sheet as of August 27, 2006, are attached as Exhibit 99.2 hereto and incorporated in their entirety herein by reference.

     (d) Exhibits.

Exhibit	Description

10.70	Stock Purchase Agreement dated as of December 1, 2006 by and among American Seeds, Inc., Landec Corporation and Landec Ag, Inc (the exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request).

10.71	License, Supply and R&D Agreement dated as of December 1, 2006 by and among Landec Corporation, Landec Ag, Inc. and Monsanto Company (the exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request).

99.1	Press Release by Landec Corporation dated December 4, 2006 announcing that it entered into the Stock Purchase Agreement and License Agreement.

99.2	Unaudited pro forma financial statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
LANDEC CORPORATION

Date: December 6, 2006	By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.70	Stock Purchase Agreement dated as of December 1, 2006 by and among American Seeds, Inc., Landec Corporation and Landec Ag, Inc (the exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request).

10.71	License, Supply and R&D Agreement dated as of December 1, 2006 by and among Landec Corporation, Landec Ag, Inc. and Monsanto Company (the exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request).

99.1	Press Release by Landec Corporation dated December 4, 2006 announcing that it entered into the Stock Purchase Agreement and License Agreement.

99.2	Unaudited pro forma financial statements.